
                                                                                                                  Exhibit 99 (i)

                                                                        MERRILL LYNCH & CO., INC.
                                                                     PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                  For the Three Months Ended                Percent Inc / (Dec)
                                                        ---------------------------------------------  --------------------------
                                                          June 29,       March 30,        June 30,      2Q01 vs.       2Q01 vs.
(in millions, except per share amounts)                     2001            2001            2000          1Q01           2Q00
                                                        -------------   -------------   -------------  ------------   -----------

NET REVENUES
  Commissions                                                $ 1,362         $ 1,505         $ 1,647          (9.5)%       (17.3)%
  Principal transactions                                         911           1,740           1,548         (47.6)        (41.1)
  Investment banking
      Underwriting                                               662             629             734           5.2          (9.8)
      Strategic advisory                                         313             284             353          10.2         (11.3)
  Asset management and portfolio service fees                  1,356           1,379           1,413          (1.7)         (4.0)
  Other                                                          153             164             282          (6.7)        (45.7)
                                                        -------------   -------------   -------------
    Subtotal                                                   4,757           5,701           5,977         (16.6)        (20.4)

  Interest and dividend revenues                               5,563           6,233           5,067         (10.7)          9.8
  Less interest expense                                        4,747           5,524           4,204         (14.1)         12.9
                                                        -------------   -------------   -------------
    Net interest profit                                          816             709             863          15.1          (5.4)

  TOTAL NET REVENUES                                           5,573           6,410           6,840         (13.1)        (18.5)
                                                        -------------   -------------   -------------

NON-INTEREST EXPENSES
  Compensation and benefits                                    2,977           3,244           3,508          (8.2)        (15.1)
  Communications and technology                                  568             598             584          (5.0)         (2.7)
  Occupancy and related depreciation                             270             270             258             -           4.7
  Advertising and market development                             202             208             263          (2.9)        (23.2)
  Brokerage, clearing, and exchange fees                         243             235             233           3.4           4.3
  Professional fees                                              151             142             168           6.3         (10.1)
  Goodwill amortization                                           51              52              54          (1.9)         (5.6)
  Other                                                          259             310             359         (16.5)        (27.9)
                                                        -------------   -------------   -------------

  TOTAL NON-INTEREST EXPENSES                                  4,721           5,059           5,427          (6.7)        (13.0)
                                                        -------------   -------------   -------------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                 852           1,351           1,413         (36.9)        (39.7)

Income tax expense                                               262             428             443         (38.8)        (40.9)

Dividends on preferred securities issued by subsidiaries          49              49              49             -             -
                                                        -------------   -------------   -------------

NET EARNINGS                                                 $   541         $   874         $   921         (38.1)        (41.3)
                                                        =============   =============   =============

Preferred stock dividends                                          9              10               9             -             -
                                                        -------------   -------------   -------------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               $   532         $   864         $   912         (38.4)        (41.7)
                                                        =============   =============   =============

EARNINGS PER COMMON SHARE
  Basic                                                      $  0.63         $  1.04         $  1.15         (39.4)        (45.2)
  Diluted                                                    $  0.56         $  0.92         $  1.01         (39.1)        (44.6)

AVERAGE SHARES
  Basic                                                        841.4           832.2           795.1           1.1           5.8
  Diluted                                                      943.8           938.0           904.2           0.6           4.4

Note:  Certain prior period amounts have been restated to conform to the current period presentation.




                                                                                               Exhibit 99(i)

                                                                     MERRILL LYNCH & CO., INC.
                                                                 PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                         For the Six Months Ended
                                                           -------------------------------------------------
                                                             June 29,            June 30,         Percent
(in millions, except per share amounts)                        2001                2000         Inc / (Dec)
                                                           --------------     ---------------   ------------

NET REVENUES
  Commissions                                                    $ 2,867             $ 3,807          (24.7)%
  Principal transactions                                           2,651               3,586          (26.1)
  Investment banking
      Underwriting                                                 1,291               1,404           (8.0)
      Strategic advisory                                             597                 679          (12.1)
  Asset management and portfolio service fees                      2,735               2,803           (2.4)
  Other                                                              317                 531          (40.3)
                                                           --------------     ---------------
    Subtotal                                                      10,458              12,810          (18.4)

  Interest and dividend revenues                                  11,796               9,533           23.7
  Less interest expense                                           10,271               7,986           28.6
                                                           --------------     ---------------
    Net interest profit                                            1,525               1,547           (1.4)

  TOTAL NET REVENUES                                              11,983              14,357          (16.5)
                                                           --------------     ---------------

NON-INTEREST EXPENSES
  Compensation and benefits                                        6,221               7,426          (16.2)
  Communications and technology                                    1,166               1,168           (0.2)
  Occupancy and related depreciation                                 540                 511            5.7
  Advertising and market development                                 410                 508          (19.3)
  Brokerage, clearing, and exchange fees                             478                 466            2.6
  Professional fees                                                  293                 315           (7.0)
  Goodwill amortization                                              103                 110           (6.4)
  Other                                                              569                 755          (24.6)
                                                           --------------     ---------------

  TOTAL NON-INTEREST EXPENSES                                      9,780              11,259          (13.1)
                                                           --------------     ---------------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                   2,203               3,098          (28.9)

Income tax expense                                                   690                 978          (29.4)

Dividends on preferred securities issued by subsidiaries              98                  98              -
                                                           --------------     ---------------

NET EARNINGS                                                     $ 1,415             $ 2,022          (30.0)
                                                           ==============     ===============

Preferred stock dividends                                        $    19             $    19              -
                                                           --------------     ---------------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                   $ 1,396             $ 2,003          (30.3)
                                                           ==============     ===============

EARNINGS PER COMMON SHARE
  Basic                                                          $  1.67             $  2.54          (34.3)
  Diluted                                                        $  1.48             $  2.24          (33.9)

AVERAGE SHARES
  Basic                                                            836.8               787.6            6.2
  Diluted                                                          940.9               893.0            5.4


Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                                       Exhibit 99(i)


MERRILL LYNCH & CO., INC.                                                                                   PRELIMINARY SEGMENT DATA
------------------------------------------------------------------------------------------------------------------------------------

(dollars in millions - unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FOR THE THREE MONTHS ENDED               FOR THE SIX MONTHS ENDED
                                                        -----------------------------------------    ------------------------------

                                                           JUN. 29,       MAR. 30,       JUN. 30,       JUN. 29,        JUN. 30,
                                                             2001           2001           2000           2001            2000
                                                        -----------------------------------------    ------------------------------

        PRELIMINARY SEGMENT DATA

        CORPORATE AND INSTITUTIONAL CLIENT GROUP

             Non-interest revenues                             $ 2,115        $ 2,955        $ 2,838         $ 5,070        $ 6,170
             Net interest profit                                   404            282            485             686            804
        ----------------------------------------------------------------------------------------------------------------------------
             Total net revenues                                  2,519          3,237          3,323           5,756          6,974
        ----------------------------------------------------------------------------------------------------------------------------
             Earnings before income taxes and
                 dividends on preferred securities
                 issued by subsidiaries                            534            971          1,044           1,505          2,254
        ----------------------------------------------------------------------------------------------------------------------------
             Pre-tax profit margin                               21.2%          30.0%          31.4%           26.1%          32.3%
        ----------------------------------------------------------------------------------------------------------------------------

        PRIVATE CLIENT GROUP

             Non-interest revenues                             $ 2,166        $ 2,276        $ 2,593         $ 4,442        $ 5,589
             Net interest profit                                   409            425            384             834            765
        ----------------------------------------------------------------------------------------------------------------------------
             Total net revenues                                  2,575          2,701          2,977           5,276          6,354
        ----------------------------------------------------------------------------------------------------------------------------
             Earnings before income taxes and
                 dividends on preferred securities
                 issued by subsidiaries                            293            359            311             652            795
        ----------------------------------------------------------------------------------------------------------------------------
             Pre-tax profit margin                               11.4%          13.3%          10.4%           12.4%          12.5%
        ----------------------------------------------------------------------------------------------------------------------------

        MERRILL LYNCH INVESTMENT MANAGERS

             Non-interest revenues                               $ 544          $ 553          $ 587         $ 1,097        $ 1,184
             Net interest profit                                    15             16             19              31             34
        ----------------------------------------------------------------------------------------------------------------------------
             Total net revenues                                    559            569            606           1,128          1,218
        ----------------------------------------------------------------------------------------------------------------------------
             Earnings before income taxes and
                 dividends on preferred securities
                 issued by subsidiaries                            106            103            137             209            239
        ----------------------------------------------------------------------------------------------------------------------------
             Pre-tax profit margin                               19.0%          18.1%          22.6%           18.5%          19.6%
        ----------------------------------------------------------------------------------------------------------------------------

        CORPORATE

             Non-interest revenues                               $ (68)         $ (83)         $ (41)         $ (151)        $ (133)
             Net interest profit                                   (12)           (14)           (25)            (26)           (56)
        ----------------------------------------------------------------------------------------------------------------------------
             Total net revenues                                    (80)           (97)           (66)           (177)          (189)
        ----------------------------------------------------------------------------------------------------------------------------
             Earnings (loss) before income taxes and
                 dividends on preferred securities
                 issued by subsidiaries                            (81)           (82)           (79)           (163)          (190)
        ----------------------------------------------------------------------------------------------------------------------------

        TOTAL

             Non-interest revenues                             $ 4,757        $ 5,701        $ 5,977        $ 10,458       $ 12,810
             Net interest profit                                   816            709            863           1,525          1,547
        ----------------------------------------------------------------------------------------------------------------------------
             Total net revenues                                  5,573          6,410          6,840          11,983         14,357
        ----------------------------------------------------------------------------------------------------------------------------
             Earnings before income taxes and
                 dividends on preferred securities
                 issued by subsidiaries                            852          1,351          1,413           2,203          3,098
        ----------------------------------------------------------------------------------------------------------------------------
             Pre-tax profit margin                               15.3%          21.1%          20.7%           18.4%          21.6%
        ----------------------------------------------------------------------------------------------------------------------------




                                                                                                   Exhibit 99(i)

     MERRILL LYNCH & CO., INC.
     -----------------------------------------------------------------------------------------------------------

     CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                  (in millions)
     -----------------------------------------------------------------------------------------------------------
                                                                  2Q00       3Q00      4Q00      1Q01      2Q01
                                                             ---------------------------------------------------

      NET REVENUES
        Commissions
            Listed and over-the-counter securities                $907       $901      $884      $885      $779
            Mutual funds                                           525        518       475       441       408
            Other                                                  215        205       187       179       175
                                                             ---------------------------------------------------
            Total                                                1,647      1,624     1,546     1,505     1,362
        Principal transactions                                   1,548      1,160     1,249     1,740       911
        Investment banking
            Underwriting                                           734        590       674       629       662
            Strategic advisory                                     353        268       434       284       313
                                                             ---------------------------------------------------
            Total                                                1,087        858     1,108       913       975
        Asset management and portfolio service fees
            Asset management fees                                  596        578       585       545       548
            Portfolio service fees                                 546        567       596       574       544
            Account fees                                           134        127       123       124       126
            Other fees                                             137        142       167       136       138
                                                             ---------------------------------------------------
            Total                                                1,413      1,414     1,471     1,379     1,356
        Other                                                      282        318       118       164       153
      ----------------------------------------------------------------------------------------------------------
           Subtotal                                              5,977      5,374     5,492     5,701     4,757
        Interest and dividend revenues                           5,067      5,474     6,169     6,233     5,563
        Less interest expense                                    4,204      4,704     5,396     5,524     4,747
      ----------------------------------------------------------------------------------------------------------
           Net interest profit                                     863        770       773       709       816
      ----------------------------------------------------------------------------------------------------------
        TOTAL NET REVENUES                                       6,840      6,144     6,265     6,410     5,573

      NON-INTEREST EXPENSES
        Compensation and benefits                                3,508      3,146     3,158     3,244     2,977
        Communications and technology                              584        542       610       598       568
        Occupancy and related depreciation                         258        251       244       270       270
        Advertising and market development                         263        205       226       208       202
        Brokerage, clearing, and exchange fees                     233        206       221       235       243
        Professional fees                                          168        147       175       142       151
        Goodwill amortization                                       54         52        55        52        51
        Other                                                      359        284       268       310       259
      ----------------------------------------------------------------------------------------------------------
        TOTAL NON-INTEREST EXPENSES                              5,427      4,833     4,957     5,059     4,721

      EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
        ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES           1,413      1,311     1,308     1,351       852

      Income tax expense                                           443        378       382       428       262

      Dividends on preferred securities issued by subsidiaries      49         48        49        49        49
      ----------------------------------------------------------------------------------------------------------
      NET EARNINGS                                                $921       $885      $877      $874      $541

      Preferred stock dividends                                      9         10        10        10         9
      ----------------------------------------------------------------------------------------------------------
      NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS              $912       $875      $867      $864      $532
     -----------------------------------------------------------------------------------------------------------


     PER COMMON SHARE DATA
     -----------------------------------------------------------------------------------------------------------
                                                                  2Q00       3Q00      4Q00      1Q01      2Q01
                                                             ---------------------------------------------------

        Basic earnings                                           $1.15      $1.09     $1.07     $1.04     $0.63
        Diluted earnings                                          1.01       0.94      0.93      0.92      0.56
        Dividends paid                                            0.15       0.16      0.16      0.16      0.16
        Book value                                               19.47      20.70     21.95     23.28 24.02 est.
     -----------------------------------------------------------------------------------------------------------


     Note:  Certain prior period amounts have been restated to conform to the current period presentation.



                                                                                               Exhibit 99(i)

     MERRILL LYNCH & CO., INC.
     -------------------------------------------------------------------------------------------------------

     PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
     -------------------------------------------------------------------------------------------------------
                                                                 2Q00      3Q00     4Q00      1Q01     2Q01
                                                             -----------------------------------------------

       NET REVENUES
         Commissions
             Listed and over-the-counter securities             13.3%     14.7%    14.1%     13.8%    14.0%
             Mutual funds                                        7.7%      8.4%     7.6%      6.9%     7.3%
             Other                                               3.1%      3.3%     3.0%      2.8%     3.1%
                                                             -----------------------------------------------
             Total                                              24.1%     26.4%    24.7%     23.5%    24.4%
         Principal transactions                                 22.6%     18.9%    19.9%     27.1%    16.3%
         Investment banking
             Underwriting                                       10.7%      9.6%    10.8%      9.8%    11.9%
             Strategic advisory                                  5.2%      4.4%     6.9%      4.4%     5.6%
                                                             -----------------------------------------------
             Total                                              15.9%     14.0%    17.7%     14.2%    17.5%
         Asset management and portfolio service fees
             Asset management fees                               8.7%      9.4%     9.3%      8.5%     9.8%
             Portfolio service fees                              8.0%      9.2%     9.5%      9.0%     9.8%
             Account fees                                        2.0%      2.1%     2.0%      1.9%     2.3%
             Other fees                                          2.0%      2.3%     2.7%      2.1%     2.4%
                                                             -----------------------------------------------
             Total                                              20.7%     23.0%    23.5%     21.5%    24.3%
         Other                                                   4.1%      5.2%     1.9%      2.6%     2.9%
       -----------------------------------------------------------------------------------------------------
            Subtotal                                            87.4%     87.5%    87.7%     88.9%    85.4%
         Interest and dividend revenues                         74.1%     89.1%    98.5%     97.2%    99.8%
         Less interest expense                                  61.5%     76.6%    86.2%     86.1%    85.2%
       -----------------------------------------------------------------------------------------------------
            Net interest profit                                 12.6%     12.5%    12.3%     11.1%    14.6%
       -----------------------------------------------------------------------------------------------------
         TOTAL NET REVENUES                                    100.0%    100.0%   100.0%    100.0%   100.0%

       NON-INTEREST EXPENSES
         Compensation and benefits                              51.3%     51.2%    50.4%     50.6%    53.4%
         Communications and technology                           8.5%      8.8%     9.7%      9.3%    10.2%
         Occupancy and related depreciation                      3.8%      4.1%     3.9%      4.2%     4.8%
         Advertising and market development                      3.8%      3.3%     3.6%      3.2%     3.6%
         Brokerage, clearing, and exchange fees                  3.4%      3.4%     3.5%      3.7%     4.4%
         Professional fees                                       2.5%      2.4%     2.8%      2.2%     2.7%
         Goodwill amortization                                   0.8%      0.8%     0.9%      0.8%     0.9%
         Other                                                   5.2%      4.7%     4.3%      4.9%     4.7%
       -----------------------------------------------------------------------------------------------------
         TOTAL NON-INTEREST EXPENSES                            79.3%     78.7%    79.1%     78.9%    84.7%

       EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES         20.7%     21.3%    20.9%     21.1%    15.3%

       Income tax expense                                        6.5%      6.1%     6.1%      6.7%     4.7%

       Dividends on preferred securities issued by subsidiaries  0.7%      0.8%     0.8%      0.8%     0.9%
       -----------------------------------------------------------------------------------------------------
       NET EARNINGS                                             13.5%     14.4%    14.0%     13.6%     9.7%

       Preferred stock dividends                                 0.2%      0.2%     0.2%      0.1%     0.2%
       -----------------------------------------------------------------------------------------------------
       NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS           13.3%     14.2%    13.8%     13.5%     9.5%
     -------------------------------------------------------------------------------------------------------

     OTHER FINANCIAL DATA
     -------------------------------------------------------------------------------------------------------
                                                                 2Q00      3Q00     4Q00      1Q01     2Q01
                                                             -----------------------------------------------

         Non-interest expenses excluding compensation
           and benefits to net revenues                         28.0%     27.5%    28.7%     28.3%    31.3%
         Compensation and benefits to pre-tax earnings
           before compensation and benefits                     71.3%     70.6%    70.7%     70.6%    77.7%
         Effective tax rate                                     31.4%     28.8%    29.2%     31.7%    30.8%
     -------------------------------------------------------------------------------------------------------
         Common shares outstanding (in millions):
            Weighted-average - basic                            795.1     805.9    811.9     832.2    841.4
            Weighted-average - diluted                          904.2     929.0    930.7     938.0    943.8
            Period-end                                          800.9     809.1    814.6     838.4    843.8
     -------------------------------------------------------------------------------------------------------




                                                                                              Exhibit 99(i)

     MERRILL LYNCH & CO., INC.                                                           SUPPLEMENTAL DATA
     ------------------------------------------------------------------------------------------------------

     (dollars in billions - unaudited)
     ------------------------------------------------------------------------------------------------------
                                                          2Q00       3Q00       4Q00       1Q01       2Q01
                                                    -------------------------------------------------------

        CLIENT ASSETS
        Private Client
           U.S.                                        $ 1,415    $ 1,417    $ 1,337    $ 1,254    $ 1,318
           Non - U.S.                                      146        148        140        131        136
                                                    -------------------------------------------------------
        Total Private Client Assets                      1,561      1,565      1,477      1,385      1,454
        MLIM direct sales (1)                              211        203        204        179        181
                                                    -------------------------------------------------------
        Total Client Assets                            $ 1,772    $ 1,768    $ 1,681    $ 1,564    $ 1,635

        ASSETS UNDER MANAGEMENT                           $585       $571       $557       $525       $533

             Retail                                        282        274        250        233        230
             Institutional                                 258        252        262        250        260
             Private Investors                              45         45         45         42         43

             U.S.                                          356        351        333        319        325
             Non-U.S.                                      229        220        224        206        208

             Equity                                        343        337        321        282        286
             Fixed Income                                  104        101        108        118        118
             Money Market                                  138        133        128        125        129

        U.S. BANK DEPOSITS                                 $19        $38        $55        $66        $67

        ASSETS IN ASSET-PRICED ACCOUNTS                   $208       $220       $209       $193       $208
        ---------------------------------------------------------------------------------------------------

        NET NEW MONEY

        PRIVATE CLIENT ACCOUNTS
             U.S.                                          $11        $28        $32        $24         $1
             Non-U.S.                                        7          7          6          4          4
                                                    -------------------------------------------------------
                TOTAL                                       18         35         38         28          5

        ASSETS UNDER MANAGEMENT(3)                         $16         $1        $12         $7         $4
        ---------------------------------------------------------------------------------------------------

        DEBT AND EQUITY UNDERWRITING(2)(4)

             Global Volume                                 $92       $108        $76       $134       $121
             Global Market Share                         12.1%      13.8%      11.8%      12.9%      11.9%


             U.S. Volume                                   $69        $77        $55       $113       $100
             U.S. Market Share                           14.2%      14.7%      12.6%      15.9%      13.8%

        COMPLETED MERGERS AND ACQUISITIONS(2)(4)

             Global Value                                 $580       $196       $202       $265       $110
             Global Market Share                         43.5%      26.2%      20.8%      38.0%      23.7%
        ---------------------------------------------------------------------------------------------------

        FULL-TIME EMPLOYEES                             71,500     72,700     72,000     70,300     68,200

        FINANCIAL ADVISORS AND
          OTHER INVESTMENT PROFESSIONALS                20,700     21,200     21,200     20,500     19,600
     ------------------------------------------------------------------------------------------------------

     (1)Reflects funds managed by MLIM not sold through Private Client channels.
     (2)Certain prior period amounts have been restated to conform to the current period presentation.
     (3)Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (4)Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.

        For more information, please contact:


        Investor Relations                          Phone:  212-449-7119
        Merrill Lynch & Co., Inc.                   Fax:    212-449-7461
        4 World Financial Center                    investor_relations@ml.com
        New York, NY  10080

